Exhibit 10.4
GO2MARKET.COM INCORPORATED
INCENTIVE STOCK OPTION AGREEMENT NUMBER 2000/50
     This Incentive Stock Option Agreement Number 2000/50 (the “Agreement”) dated October 15, 2004 (the “Grant Date”) is by and between Go2Market.Com Incorporated, a Minnesota corporation (the “Company”), and Howard Stewart (the “Optionee”).
RECITALS
     WHEREAS, the Company desires to provide additional incentive to certain of its employees to continue in the employ of the Company, and to further reward them for their contributions to date;
     WHEREAS, the Company’s Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as the 2000 Stock Option Plan (the “Plan”);
     WHEREAS, the Company’s Board of Directors authorized the grant of this incentive stock option to the Optionee.
     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:
     1. Recitals. The above recitals are true and correct and constitute a part of this Agreement.
     2. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, an option to purchase 75,000 shares of Common Stock of the Company (the “Shares”) at an exercise price of $0.50 per share, subject to the terms and conditions contained herein, and subject only to adjustment in such number of shares and such exercise price as provided in Section 12 of the Plan. Optionee’s exercise of this option shall be subject to the $100,000 limitation described in Section 9(d) of the Plan.
     3. Vesting of Option Rights. This option shall be exercisable (“vested”) in full as of the Grant Date.
     4. Term of Option. Unless terminated earlier under the provisions of Paragraphs 12 or 13 below, this option shall terminate as of the close of the business on October 14, 2014 (the “Termination Date”).
     5. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution. In the event the employment of the Optionee shall be terminated for any reason whatsoever, other than by reason of death, the Optionee may at any time within three months of such termination exercise this option, but only to the extent the Shares were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that in the event of termination for cause, this option shall terminate immediately upon such termination of employment. “Cause” shall mean willful misconduct by the Optionee or willful failure by the Optionee to perform his or her responsibilities to the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Optionee’s resignation, that discharge for cause was warranted.
     6. Manner of Exercise of Option. The option rights hereunder are to be exercised by the Optionee by giving written notice to the Company of an election to exercise such rights. Such notice shall specify the number of shares to be purchased hereunder and shall be accompanied by payment of the full purchase price for the shares being purchased. Such notice (and payment of the purchase price) shall be delivered to the Company at its principal place of business. This option shall be considered exercised, in whole or in part, at the time the Company receives such notice. Upon receipt of such notice and purchase price, and subject to the provisions of Paragraph 10 below, the Company shall make prompt delivery to the Optionee of certificates for the shares so purchased. Payment for the shares being purchased may be made in the form of cash, certified check, previously acquired shares of Common Stock of the Company, any combination thereof, or any other form of consideration permitted by the Plan. Any shares of Common Stock so tendered as part of such payment shall be valued at its then “fair market value” as provided in the Plan. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
     7. Rights as a Shareholder. The Optionee hereunder shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.
     8. Stock Option Plan. The options evidenced by this Agreement are granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all aspects limited and conditioned as provided in the Plan. The Plan governs the options granted under this Agreement and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern except as otherwise required under state or federal law.
     9. Withholding Taxes on Disqualifying Disposition by Optionee. In the event of a “disqualifying disposition” within the meaning of Section 422 of the Internal Revenue Code of 1986 of any shares purchased hereunder by the Optionee, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company shall withhold from whatever payments are due

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Optionee appropriate state and federal income taxes as the Company determines may be required by law. In the event the Company is unable to withhold such taxes, for whatever reason Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under state or federal law.
     10. Investment Purpose. The Company requires as a condition to the grant and exercise of the options hereunder that any stock acquired pursuant to such options be acquired for investment only, and may not be sold or disposed of (i) within two years from the date of the granting of the options under which such shares of Common Stock were acquired, (ii) within one year after the exercise of such options, and (iii) unless there is an effective registration statement covering such disposition under the Securities Act, and effective registrations and qualifications under applicable state securities laws, or exemptions from such registration or qualifications under the Act and state securities laws are applicable. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to the options hereunder, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.
     11. Agreement in Connection with Public Offering. The Optionee agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Optionee (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.
     12. Death of Optionee. If the Optionee dies while in the employ of the Company, the options hereunder shall terminate on the earlier of (i) the close of business on the one-year anniversary date of the Optionee’s death, or (ii) the Termination Date. In such period following the Optionee’s death, the options granted under this Agreement may be exercised by the person or persons to whom the Optionee’s rights under this Agreement shall have passed by the Optionee’s will or by the laws of descent and distribution only to the extent such options were exercisable on the date of death but had not previously been exercised.
     13. Recapitalizations, Sales, Mergers, Exchanges, Consolidations and Liquidations. In the event of a stock dividend or stock split, the number of shares of Common Stock and the option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, the options granted under this Agreement shall be adjusted as provided in Section 12 of the Plan.
     14. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 5 hereof.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the Grant Date.

GO2MARKET.COM INCORPORATED
By:	/s/ William C. Jackson, Jr.
William C. Jackson, Jr.
Chief Executive Officer

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OPTIONEE’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2000 Stock Option Plan.

OPTIONEE:

/s/ Howard D. Stewart

Address:	1580 Sviskon Way
Idaho Falls, ID 83402

NOTICE OF STOCK OPTION EXERCISE
Date:
Go2Market.Com Incorporated
230 Commerce Way
Suite 325
Portsmouth, NH 03801
Attention: Treasurer
Dear Sir or Madam:
     I am the holder of an Incentive Stock Option granted to me under the Go2Market.Com Incorporated (the “Company”) 2000 Stock Option Plan on ________________ for the purchase of _____________ shares of Common Stock of the Company at a purchase price of $  per share.
     I hereby exercise my option to purchase _________________ shares of Common Stock (the “Shares”), for which I have enclosed [insert method of payment] in the amount of $________________. Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:

     I represent, warrant and covenant as follows:
1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.
2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.
3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.
Very truly yours,

(Signature)

GO2MARKET.COM INCORPORATED
INCENTIVE STOCK OPTION AGREEMENT NUMBER 2000/58
     This Incentive Stock Option Agreement Number 2000/58(the “Agreement”) dated June 1, 2004 (the “Grant Date”) is by and between Go2Market.Com Incorporated, a Minnesota corporation (the “Company”), and Terry Christensen (the “Optionee”).
RECITALS
     WHEREAS, the Company desires to provide additional incentive to certain of its employees to continue in the employ of the Company, and to further reward them for their contributions to date;
     WHEREAS, the Company’s Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as the 2000 Stock Option Plan (the “Plan”);
     WHEREAS, the Company’s Board of Directors authorized the grant of this incen tive stock option to the Optionee.
     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:
     1. Recitals. The above recitals are true and correct and constitute a part of this Agreement.
     2. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, an option to purchase 500,000 shares of Common Stock of the Company (the “Shares”) at an exercise price of $0.50 per share, subject to the terms and conditions contained herein, and subject only to adjustment in such number of shares and such exercise price as provided in Section 12 of the Plan. Optionee’s exercise of this option shall be subject to the $100,000 limitation described in Section 9(d) of the Plan.
     3. Vesting of Option Rights.
     This option shall be exercisable (“vested”) as to 200,000 Shares on the Grant Date (such shares not vested as of the Grant Date, the “Remaining Shares”), and shall become exercisable as to (i) 1/6 of the Remaining Shares on December 1, 2004 and (ii) 1/36 of the Remaining Shares on each one-month anniversary of December 1, 2004 until the three-year anniversary of the Grant Date.
     4. Term of Option. Unless terminated earlier under the provisions of Paragraphs 13 or 14 below, this option shall terminate as of the close of the business on May 31, 2014 (the “Termination Date” ).

     5. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution. In the event the employment of the Optionee shall be terminated for any reason whatsoever, other than by reason of death, the Optionee may at any time within three months of such termination exercise this option, but only to the extent the Shares were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that in the event of termination for cause, this option shall terminate immediately upon such termination of employment. “Cause” shall mean willful misconduct by the Optionee or willful failure by the Optionee to perform his or her responsibilities to the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Optionee’s resignation, that discharge for cause was warranted.
     6. Manner of Exercise of Option. The option rights hereunder are to be exercised by the Optionee by giving written notice to the Company of an election to exercise such rights. Such notice shall specify the number of shares to be purchased hereunder and shall be accompanied by payment of the full purchase price for the shares being purchased. Such notice (and payment of the purchase price) shall be delivered to the Company at its principal place of business. This option shall be considered exercised, in whole or in part, at the time the Company receives such notice. Upon receipt of such notice and purchase price, and subject to the provisions of Paragraph 11 below, the Company shall make prompt delivery to the Optionee of certificates for the shares so purchased. Payment for the shares being purchased may be made in the form of cash, certified check, previously acquired shares of Common Stock of the Company, any combination thereof, or any other form of consideration permitted by the Plan. Any shares of Common Stock so tendered as part of such payment shall be valued at its then “fair market value” as provided in the Plan. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
     7. Rights as a Shareholder. The Optionee hereunder shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.
     8. Acceleration of Options. This option shall vest in full immediately upon (i) the closing of an initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a Change in Control Event (as defined below).
     A “Change in Control Event” shall mean:

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     (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company, or (B) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (b) of this definition; or
     (b) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).
     9. Stock Option Plan. The options evidenced by this Agreement are granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all aspects limited and conditioned as provided in the Plan. The Plan governs the options granted under this Agreement and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern except as otherwise required under state or federal law.
     10. Withholding Taxes on Disqualifying Disposition by Optionee. In the event of a “disqualifying disposition” within the meaning of Section 422 of the Internal Revenue Code of 1986 of any shares purchased hereunder by the Optionee, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently

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learning of such a disposition, the Company shall withhold from whatever payments are due Optionee appropriate state and federal income taxes as the Company determines may be required by law. In the event the Company is unable to withhold such taxes, for whatever reason Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under state or federal law.
     11. Investment Purpose. The Company requires as a condition to the grant and exercise of the options hereunder that any stock acquired pursuant to such options be acquired for investment only, and may not be sold or disposed of (i) within two years from the date of the granting of the options under which such shares of Common Stock were acquired, (ii) within one year after the exercise of such options, and (iii) unless there is an effective registration statement covering such disposition under the Securities Act, and effective registrations and qualifications under applicable state securities laws, or exemptions from such registration or qualifications under the Act and state securities laws are applicable. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to the options hereunder, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.
     12. Agreement in Connection with Public Offering. The Optionee agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Optionee (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.
     13. Death of Optionee. If the Optionee dies while in the employ of the Company, the options hereunder shall terminate on the earlier of (i) the close of business on the one-year anniversary date of the Optionee’s death, or (ii) the Termination Date. In such period following the Optionee’s death, the options granted under this Agreement may be exercised by the person or persons to whom the Optionee’s rights under this Agreement shall have passed by the Optionee’s will or by the laws of descent and distribution only to the extent such options were exercisable on the date of death but had not previously been exercised.
     14. Recapitalizations, Sales, Mergers, Exchanges, Consolidations and Liquidations. In the event of a stock dividend or stock split, the number of shares of Common Stock and the option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, the options granted under this Agreement shall be adjusted as provided in Section 12 of the Plan.
     15. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 5 hereof.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the Grant Date.

GO2MARKET.COM INCORPORATED
By:	/s/ William C. Jackson, Jr.
William C. Jackson, Jr.
Chief Executive Officer

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OPTIONEE’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2000 Stock Option Plan.

OPTIONEE:

/s/ Terry B. Christensen

Address:	543 Beach Pond Road
Wolfeboro, NH 03894

NOTICE OF STOCK OPTION EXERCISE
Date:
Go2Market.Com Incorporated
230 Commerce Way
Suite 325
Portsmouth, NH 03801
Attention: Treasurer
Dear Sir or Madam:
     I am the holder of an Incentive Stock Option granted to me under the Go2Market.Com Incorporated (the “Company”) 2000 Stock Option Plan on _________ for the purchase of _________ shares of Common Stock of the Company at a purchase price of $  per share.
     I hereby exercise my option to purchase _________ shares of Common Stock (the “Shares”), for which I have enclosed [insert method of payment] in the amount of $_________. Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:

     I represent, warrant and covenant as follows:
1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.
2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.
3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.
5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.
Very truly yours,

(Signature)

GO2MARKET.COM INCORPORATED
INCENTIVE STOCK OPTION AGREEMENT NUMBER 2000/75
     This Incentive Stock Option Agreement Number 2000/75 (the “Agreement”) dated October 15, 2004 (the “Grant Date”) is by and between Go2Market.Com Incorporated, a Minnesota corporation (the “Company”), and Terry B. Christensen (the “Optionee”).
RECITALS
     WHEREAS, the Company desires to provide additional incentive to certain of its employees to continue in the employ of the Company, and to further reward them for their contributions to date;
     WHEREAS, the Company’s Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as the 2000 Stock Option Plan (the “Plan”); and
     WHEREAS, the Company’s Board of Directors authorized the grant of this incentive stock option to the Optionee.
     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:
     1. Recitals. The above recitals are true and correct and constitute a part of this Agreement.
     2. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement, an option to purchase 65,636 shares of Common Stock of the Company (the “Shares”) at an exercise price of $0.60 per share, subject to the terms and conditions contained herein, and subject only to adjustment in such number of shares and such exercise price as provided in Section 12 of the Plan. Optionee’s exercise of this option shall be subject to the $100,000 limitation described in Section 9(d) of the Plan.
     3. Vesting of Option Rights. This option shall be exercisable (“vested”) in full as of the Grant Date.
     4. Term of Option. Unless terminated earlier under the provisions of Paragraphs 12 or 13 below, this option shall terminate as of the close of the business on October 14, 2014 (the “Termination Date”).
     5. Personal Exercise by Optionee. This option shall, during the lifetime of the Optionee, be exercisable only by said Optionee and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution. In the event the employment of the Optionee shall be terminated for any reason whatsoever, other than by reason of death, the Optionee may at any time within three months of such termination exercise this option, but only to the extent the Shares were exercisable by the Optionee on the date of termination of his or her employment; provided, however, that in the event of termination for cause, this option shall terminate immediately upon such termination of employment. “Cause” shall mean (i) conviction of a felony, or a misdemeanor where imprisonment is imposed, (ii) commission of any act of theft, fraud or falsification of any employment or Company records in any material way, (iii) the Optionee’s failure or inability to perform any material reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability, or (iv) material breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company, which breach is not cured within ten (10) days following written notice of such breach. The Optionee shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Optionee’s resignation, that discharge for cause was warranted. If the Optionee ceases to be employed by the Company prior to October 15, 2009, during the thirty-day period following such cessation, the Optionee may elect to convert this option, to the extent exercisable, to a nonstatutory stock option, and the Shares underlying such nonstatutory stock option shall remain exercisable until October 15, 2009.
     6. Manner of Exercise of Option. The option rights hereunder are to be exercised by the Optionee by giving written notice to the Company of an election to exercise such rights. Such notice shall specify the number of shares to be purchased hereunder and shall be accompanied by payment of the full purchase price for the shares being purchased. Such notice (and payment of the purchase price) shall be delivered to the Company at its principal place of business. This option shall be considered exercised, in whole or in part, at the time the Company receives such notice. Upon receipt of such notice and purchase price, and subject to the provisions of Paragraph 10 below, the Company shall make prompt delivery to the Optionee of certificates for the shares so purchased. Payment for the shares being purchased may be made in the form of cash, certified check, previously acquired shares of Common Stock of the Company, any combination thereof, or any other form of consideration permitted by the Plan. Any shares of Common Stock so tendered as part of such payment shall be valued at its then “fair market value” as provided in the Plan. All requisite original issue or transfer documentary stamp taxes shall be paid by the Company. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.
     7. Rights as a Shareholder. The Optionee hereunder shall have no rights as a shareholder with respect to any shares covered by this option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.
     8. Stock Option Plan. The options evidenced by this Agreement are granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Optionee and is hereby made a part of this Agreement. This Agreement is subject to and in all aspects limited and conditioned as provided in the Plan. The Plan governs the options granted under this Agreement and the Optionee, and in the event of any question as to the construction of

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this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern except as otherwise required under state or federal law.
     9. Withholding Taxes on Disqualifying Disposition by Optionee. In the event of a “disqualifying disposition” within the meaning of Section 422 of the Internal Revenue Code of 1986 of any shares purchased hereunder by the Optionee, Optionee hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company shall withhold from whatever payments are due Optionee appropriate state and federal income taxes as the Company determines may be required by law. In the event the Company is unable to withhold such taxes, for whatever reason Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under state or federal law.
     10. Investment Purpose. The Company requires as a condition to the grant and exercise of the options hereunder that any stock acquired pursuant to such options be acquired for investment only, and may not be sold or disposed of (i) within two years from the date of the granting of the options under which such shares of Common Stock were acquired, (ii) within one year after the exercise of such options, and (iii) unless there is an effective registration statement covering such disposition under the Securities Act, and effective registrations and qualifications under applicable state securities laws, or exemptions from such registration or qualifications under the Act and state securities laws are applicable. In this regard, if requested by the Company, the Optionee, prior to the acquisition of any shares pursuant to the options hereunder, shall execute an investment letter to the effect that the Optionee is acquiring shares pursuant to the option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.
     11. Agreement in Connection with Public Offering. The Optionee agrees, in connection with the initial underwritten public offering of the Company’s securities pursuant to a registration statement under the Securities Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Optionee (other than those shares included in the offering) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for a period of 180 days from the effective date of such registration statement, and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.
     12. Death of Optionee. If the Optionee dies while in the employ of the Company, the options hereunder shall terminate on the earlier of (i) the close of business on the one-year anniversary date of the Optionee’s death, or (ii) the Termination Date. In such period following the Optionee’s death, the options granted under this Agreement may be exercised by the person or persons to whom the Optionee’s rights under this Agreement shall have passed by the Optionee’s will or by the laws of descent and distribution only to the extent such options were exercisable on the date of death but had not previously been exercised.
     13. Recapitalizations, Sales, Mergers, Exchanges, Consolidations and Liquidations. In the event of a stock dividend or stock split, the number of shares of Common Stock and the

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option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, the options granted under this Agreement shall be adjusted as provided in Section 12 of the Plan.
     14. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and the Optionee and any successor or successors of the Optionee permitted by Paragraph 5 hereof.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed as of the Grant Date.

GO2MARKET.COM INCORPORATED
By:	/s/ William C. Jackson, Jr.
William C. Jackson, Jr.
Chief Executive Officer

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OPTIONEE’S ACCEPTANCE
     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2000 Stock Option Plan.

OPTIONEE:

/s/ Terry B. Christensen

Address:	543 Beach Pond Road
Wolfeboro, NH 03894

NOTICE OF STOCK OPTION EXERCISE
Date:
Go2Market.Com Incorporated
230 Commerce Way
Suite 325
Portsmouth, NH 03801
Attention: Treasurer
Dear Sir or Madam:
     I am the holder of an Incentive Stock Option granted to me under the Go2Market.Com Incorporated (the “Company”) 2000 Stock Option Plan on _________ for the purchase of _________ shares of Common Stock of the Company at a purchase price of $  per share.
     I hereby exercise my option to purchase _________ shares of Common Stock (the “Shares”), for which I have enclosed [insert method of payment] in the amount of $_________. Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:

     I represent, warrant and covenant as follows:
1. I am purchasing the Shares for my own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.
2. I have had such opportunity as I have deemed adequate to obtain from representatives of the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company.
3. I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
4. I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period.

5. I understand that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act, (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available, (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with, and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.
Very truly yours,

(Signature)